UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: August 4, 2020

T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	1-33409 (Commission File Number)	20-0836269 (I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington (Address of principal executive offices)	98006-1350 (Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec. 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.          Other Events.

On August 4, 2020, T-Mobile US, Inc. issued a press release announcing the closing of its previously announced rights offering, which expired in accordance with its terms at 5:00 p.m., Eastern Time, on July 27, 2020. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.          Financial Statements and Exhibits.

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit No.	Description
5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP regarding Common Stock.
99.1	Press Release entitled “T-Mobile Announces Closing of $2,034,250,000 Over-Subscribed Rights Offering”.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

August 4, 2020	By:	/s/ Peter Osvaldik
	Name:	Peter Osvaldik
	Title:	Executive Vice President and Chief Financial Officer